UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2007

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 718-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS.

STOCK APPRECIATION RIGHTS AND PERFORMANCE SHARE AWARDS TO NAMED EXECUTIVE OFFICERS

On January 30, 2007, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Nationwide Health Properties, Inc. (the “Company”) approved an award of stock appreciation rights (“SARs”) and performance shares to each of the Company’s named executive officers (Messrs. Pasquale, Khoury, Bradley and Snyder) under the Company’s 2005 Performance Incentive Plan (the “Plan”). The following table presents the number of SARs and performance shares granted to the Company’s named executive officers:

Named Executive Officer	Number of SARs Granted	Number of Performance Shares Granted
Douglas M. Pasquale	108,400	32,100
Abdo H. Khoury	43,100	12,700
Donald D. Bradley	38,700	11,500
David E. Snyder	16,900	5,000

Each SAR award was granted with a per-share base price equal to $33.67, the closing price of a share of the Company’s common stock on January 30, 2007. Each SAR award will vest in three substantially equal annual installments on each of the first, second and third anniversaries of the grant date, subject to the officer’s continued employment with the Company. The SAR awards are subject to accelerated vesting in connection with certain changes in control of the Company and upon certain terminations of the officer’s employment.

In the event that the Company pays an ordinary cash dividend on its common stock, the officer will be credited with a number of stock units as dividend equivalents (as opposed to receiving a cash payment) equal to (i) the per-share cash dividend paid by the Company, multiplied by (ii) the total number of outstanding SARs subject to the award, divided by (iii) the fair market value of a share of the Company’s common stock. Stock units credited as dividend equivalents on SARs will generally be subject to the same vesting and other conditions as apply to the underlying SARs.

Vested SARs will be exercised automatically upon the earliest of the third anniversary of the grant date, certain terminations of employment or certain changes in control of the Company. Upon exercise of the SARs, the officer will be entitled to a number of shares of the Company’s common stock equal to (i) the number of SARs exercised, multiplied by (ii) the positive difference (if any) between the fair market value of a share of common stock at the time of exercise less the base price of the SARs, divided by (iii) the fair market value of a share of common stock at the time of exercise. In such circumstances, officers will also be entitled to a number of shares of common stock equal to the number of vested stock units credited as dividend equivalents on the SARs.

The performance share awards granted to named executive officers represent a contractual right to receive a number of shares of common stock if the following time-based and performance-based vesting requirements are satisfied. Subject to the officer’s continued employment, a percentage (ranging from between 50% to 200%) of the number of performance shares subject to the award are eligible to become earned and vested based on the Company’s total shareholder return (“TSR”) over the three-year period between January 1, 2007 and December 31, 2009 relative to the TSR of the companies comprising the NAREIT Index as of December 31, 2006 for that same period (with 50% of the performance shares becoming earned and vested if the Company’s TSR is at or below the 50th percentile and 200% of the performance shares becoming earned and vested if the Company’s TSR is at the 100th percentile). Performance shares that become earned and vested will be paid in an equivalent number of shares of common stock following the performance period. The performance share awards are subject to full or partial accelerated vesting in the event of certain terminations of employment or upon certain changes in control of the Company. Officers are not entitled to dividends or dividend equivalents with respect to performance shares.

RESTRICTED STOCK UNIT AWARD TO DONALD D. BRADLEY

On January 30, 2007, the Committee approved an award of 4,460.3033 restricted stock units to Mr. Bradley under the Plan. The grant is evidenced by a Stock Unit Award Agreement in substantially the form attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 4, 2007, and incorporated herein by this reference.

The restricted stock unit award to Mr. Bradley will vest in three substantially equal annual installments on each of the first, second and third anniversaries of the grant date, subject to Mr. Bradley’s continued employment with the Company. The restricted stock units are subject to accelerated vesting in connection with certain changes in control of the Company as provided under the Plan. Restricted stock units that vest will generally be paid on a one-for-one basis in shares of the Company’s common stock as they vest; however, Mr. Bradley may elect to have the units paid on a deferred basis. In the event that the Company pays an ordinary cash dividend on its common stock, Mr. Bradley will be credited with a number of additional restricted stock units as dividend equivalents (as opposed to receiving a cash payment) equal to (i) the per-share cash dividend paid by the Company, multiplied by (ii) the total number of outstanding and unpaid restricted stock units subject to the award, divided by (iii) the fair market value of a share of the Company’s common stock. Restricted stock units credited as dividend equivalents will generally be subject to the same vesting and other conditions as apply to the underlying restricted stock units; however, Mr. Bradley may elect to have dividend equivalents paid on a deferred basis (and, in some cases, in cash).

RESTRICTED STOCK UNIT AWARDS TO NON-EMPLOYEE DIRECTORS

On January 30, 2007, the Board approved an award of 3,000 restricted stock units to each of the Company’s non-employee directors (Messrs. Doyle, Paulson, Russell, Banks, Samuelson, Andrews and Miller). The non-employee director restricted stock unit awards will vest in three substantially equal annual installments on each of the first, second and third anniversaries of the grant date, subject to the director’s continued service as a member of the Board. The restricted stock units are subject to accelerated vesting in connection with certain changes in control of the Company as provided under the Plan. Restricted stock units that vest will generally be paid on a one-for-one basis in shares of the Company’s common stock as they vest; however, the director may elect to have the units paid on a deferred basis. In the event that the Company pays an ordinary cash dividend on its common stock, the director will be entitled to a cash dividend equivalent payment equal to (i) the per-share cash dividend paid by the Company, multiplied by (ii) the total number of outstanding and unpaid restricted stock units subject to the award.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Company’s Board approved an amendment and restatement of the Company’s Bylaws, effective as of January 30, 2007 (the “Amended and Restated Bylaws”). The following is a summary of the changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

GENERAL

In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to the Bylaws of the Company as previously in effect (the “Former Bylaws”) in order to (1) clarify language, (2) comply or be consistent with Maryland law, (3) conform to various provisions of the Charter of the Company and (4) make various technical corrections and non-substantive changes.

ARTICLE I - OFFICES

Principal Office. The Amended and Restated Bylaws provide that the principal office of the Company in Maryland shall be located at such place as the Board of Directors may designate.

ARTICLE II - STOCKHOLDERS

Special Meetings of Stockholders. The Former Bylaws provided that stockholders holding at least 10% of the outstanding voting shares have the ability to cause a special meeting. This provision was deleted to be consistent with Maryland General Corporation Law, which provides that stockholders holding at least 25% of the outstanding voting shares have the ability to cause a special meeting.

Notice of Meetings of Stockholders. The Amended and Restated Bylaws provide that notice to stockholders of meetings of stockholders must be given not less than ten (10) nor more than ninety (90) days before such meeting and also add clarification to the procedures relating to such notice.

Voting. The record date provision in the Former Bylaws was moved to a new Section 5 of Article VII of the Amended and Restated Bylaws.

Quorum. The Amended and Restated Bylaws provide that, if a quorum is not present at a meeting, the chairman of the meeting may adjourn the meeting to a date not more than 120 days after the original record date.

Organization and Conduct of Meetings of Stockholders. The Amended and Restated Bylaws provide that the Chairman of the Board of Directors, an individual appointed by the Board of Directors, or certain officers shall preside at stockholder meetings and establish the powers of the chairman of the meeting, such as the power to limit attendance at the meeting to stockholders of record of the corporation and their duly authorized proxies, to limit the time allotted to questions or comments by participants, to determine when the polls should be opened and closed and to recess or adjourn a stockholder meeting.

Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. The Amended and Restated Bylaws set forth certain notice requirements and procedures for actions proposed by stockholders at annual stockholder meetings that become effective after the Company’s 2007 annual meeting of stockholders. The Amended and Restated Bylaws establish a notice period of 120 to 150 days before the first anniversary of the mailing of the notice of the prior year’s annual meeting to conform with Rule 14a-8(e) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, which require a proponent stockholder to submit nominations or other proposals to be brought before the meeting not less than 120 days before such anniversary date. The Amended and Restated Bylaws also set forth similar notice requirements for special meetings of stockholders, but establish a notice period of 90 to 120 days prior the date of such special meeting. The Amended and Restated Bylaws also clarify and enhance the procedures for advance notice such as expanding the information the stockholder proponent is required to give to the Company. The Amended and Restated Bylaws also require that certain information be included in any stockholder nomination, including with respect to “stockholder associated persons,” defined to include persons under direct or indirect common control, or acting in concert with, a stockholder for such purposes.

ARTICLE III - DIRECTORS

Number and Term. The Amended and Restated Bylaws provide that (a) the number of Directors shall be fixed from time to time by the Board of Directors pursuant to the Company’s election to be subject to Section 3-804(b) of the Maryland General Corporation Law and (b) to the extent deemed practicable by the Board of Directors, each classified group of directors shall have the same number of Directors.

First Meeting. The Amended and Restated Bylaws designate the place where the annual meeting of stockholders is held to also be the place where newly elected Directors may hold their first meeting.

Special Meeting Notice. The Amended and Restated Bylaws replace the Former Bylaws notice requirements with more modernized language governing notice of special meetings of the Board of Directors, which permits notice by e-mail and clarifies when notice is deemed to be given.

General Powers of Directors. The Amended and Restated Bylaws set forth certain duties of Directors and certain examples of permissible Director reliance on information furnished by Company officers, employees and others whose services are being provided to the Company.

Director Compensation. The Amended and Restated Bylaws add a provision that permits Directors to participate in stock option and restricted stock plans, and in retirement and other employee benefit plans of the Company which specifically permit participation by Directors.

ARTICLE IV - COMMITTEES

Appointments and Powers. The Amended and Restated Bylaws clarify that a committee can consist of a single member.

Committee Actions. The Amended and Restated Bylaws add a new provision, which provides that (a) notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors, (b) committee members may participate in meetings by means of conference calls and may act by written consent to the same extent as the Board of Directors may do so and (c) quorums are not required for actions delegated by a committee or the Board of Directors to less than a majority of the committee members or to a single committee member.

ARTICLE V - OFFICERS

Treasurer. The Amended and Restated Bylaws designate the Treasurer as the Chief Financial Officer.

ARTICLE VI - RESIGNATIONS; FILLING OF VACANCIES; INCREASE IN NUMBER OF DIRECTORS; REMOVAL FROM OFFICE

Filling of Vacancies. The Amended and Restated Bylaws clarify that the appointment by Directors of a person to fill a vacancy in the position of an Independent Director shall require approval by a majority of the remaining Independent Directors (which may be less than a quorum) in addition to approval by a majority of the remaining Directors.

Removal From Office. Section 3 of Article VI of the Former Bylaws was deleted in its entirety because its subject matter is specifically governed by Maryland law and the Company’s Charter. Under the statute and the Charter, Directors may be removed only for cause by a two-thirds vote of the outstanding voting stock.

ARTICLE VII - CAPITAL STOCK

Certificates of Stock. The Amended and Restated Bylaws add a provision permitting the Board of Directors to determine that any class of stock may be issued without stock certificates. In addition, the Amended and Restated Bylaws add a requirement that (a) stock certificates of the Company contain certain statements or summaries or (b) in the case of any stock issued without stock certificates, a written statement of the information that would be required to appear on the certificates if the shares were represented by certificates be sent to the holder thereof.

Closing of Transfer Books or Fixing of Record Date. The record date provision in the Former Bylaws was moved to a new Section 5 of Article VII of the Amended and Restated Bylaws. The Amended and Restated Bylaws also set forth, in greater detail, procedures for fixing the record date or the closing of stock transfer books for the determination of stockholders.

ARTICLE X - INDEMNIFICATION OF OFFICERS AND DIRECTORS

Indemnification. The Former Bylaws provided that the Company shall indemnify officers, Directors and each other person, in the manner and to the full extent permitted under Maryland law. The Amended and Restated Bylaws retain this provision and further provide to permit the Company to pay or reimburse reasonable expenses to certain Directors and officers in advance of final disposition of a proceeding.

ARTICLE XI - RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

The Amended and Restated Bylaws add a new Article XI, which provides elaboration and clarification of certain provisions of the Company’s Charter related to the maintenance of the Company’s qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes, and add additional remedies not inconsistent with the purposes and terms of the Charter. In particular, Article XI: (a) elaborates on the Charter’s definition of beneficial ownership to better incorporate the ownership concepts, beneficial, constructive or otherwise, used in the relevant provisions of the Internal Revenue Code; (b) prohibits a transfer that would cause the Company to have fewer than 100 shareholders, and treats any such purported transfer as void ab initio; (c) grants to the Board of Directors the authority to allow certain persons to own more than the aggregate stock ownership limit if certain requirements are met; (d) with respect to any transfer or other event that would violate the provisions of Article XI, generally requires the automatic transfer of the subject shares of Company stock to a trust for the benefit of a charitable beneficiary on the business day prior to the date of the transfer or other event, and requires that the trustee sell the shares to a person whose ownership would not violate the ownership limitations within twenty (20) days of receiving notice that the shares have been transferred to the trust; (e) provides that the amount distributed to the prohibited transferee upon the sale or other disposition of the shares by the trustee would be equal to the lesser of (i) the price paid by the prohibited transferee for the shares (or, in the case of a gift, devise or similar transfer, the market price of the shares) on the day that the prohibited transfer occurs, or (ii) the price per share received by the trustee from the sale or other disposition of the shares, in either case reduced by the amount of any dividends or other distributions received by the prohibited transferee on those shares; (f) authorizes the Board of Directors to determine, if in the best interests of the Company, that REIT status and associated restrictions are no longer required; and (g) adds several other provisions and clarifications, including certain notice requirements applicable to transferees in transactions that violate the transfer restrictions of Article XI and owners of more than a specified percentage of the value of the Company’s stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Nationwide Health Properties, Inc., effective as of January 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: February 5, 2007	By:	/s/ Abdo H. Khoury
	Name:	Abdo H. Khoury
	Title:	Senior Vice President and Chief Financial and Portfolio Officer